SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

          Date of Report (date of
          earliest event reported):  March 15, 1995

                           BINKS MANUFACTURING COMPANY
             (Exact name of registrant as specified in its charter)

          DELAWARE                 1-1416                   36-0808480
          (State of           (Commission File Number)      (IRS Employer
          Incorporation)                                    Identification No.)


          9201 WEST BELMONT AVENUE
          FRANKLIN PARK, ILLINOIS                           60131
          (Address of principal executive offices)          (Zip Code)

                                   (708) 671-3000
                            (Registrant's telephone number)

                      INFORMATION INCLUDED IN THE REPORT

          Item 4.  Change in Registrant's Certifying Accountant

                    On March 15, 1995, the Board of Directors of
          Registrant approved the engagement of Crowe Chizek and Company as independent auditors of the Registrant for the fiscal year ending November 30, 1995. Crowe Chizek and Company will succeed KPMG Peat Marwick ("KPMG") as auditors of Registrant.

                    KPMG's report on the financial statements of Registrant for the two prior fiscal years did not contain an adverse opinion, disclaimer of opinion, or a qualification or modification as to audit scope. During Registrant's last two fiscal years and during the period from November 30, 1994 through March 15, 1995, (the "Accounting Period"), there have been no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if they were not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report, and there have been no "reportable events" during such periods as such term is defined in Item 304(a) of Regulation S-K.

                    During the Accounting Period, neither the Registrant nor anyone acting on its behalf has consulted Crowe Chizek and Company regarding either (i) the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement on an accounting matter or an event specified in Item 304(a)(1)(v) of Regulation S-K.

                    Registrant has furnished KPMG with a copy of this report and has requested KPMG to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in this report and, if not, stating the respects in which it does not agree. The Registrant will file a copy of such letter as an exhibit to this report by amendment promptly after it is received.

          Item 7.  Financial Statements and Exhibits

          (a)-(b)        Financial Statements -- None

          (c)            Exhibits

                         Exhibit 16 - Letter from KPMG Peat Marwick
                         (to be filed by amendment).


                                   SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BINKS MANUFACTURING COMPANY

                              By:   /s/  Burke B. Roche
                                   Name:   Burke B. Roche
                                   Title:  President and Chief
                                             Executive Officer

          Dated:  March 22, 1995


                                 EXHIBIT INDEX

          EXHIBIT        DESCRIPTION                        PAGE

          16.1           Letter from KPMG Peat Marwick
                         (to be filed by amendment).